Fees Summary	Aug. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 115,016,600
Previously Paid Amount	0
Total Fee Amount	15,883.79
Total Offset Amount	0
Net Fee	$ 15,883.79